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                                                                  Exhibit 10.49c

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                                                       Dated as of June 30, 2004


                         MORTGAGE MODIFICATION AGREEMENT


                                     between


                   RD METHUEN ASSOCIATES LIMITED PARTNERSHIP,
                      a Massachusetts limited partnership,
                                   Mortgagor,


                                       and


                             FLEET NATIONAL BANK, as
            Administrative Agent for Lenders (as hereinafter defined)
          (together with its successors in such capacity, "Mortgagee")


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                              RECORD AND RETURN TO:
                                Schiff Hardin LLP
                          623 Fifth Avenue, 28th Floor
                            New York, New York 10022
                         Attention: Paul G. Mackey, Esq.

                         MORTGAGE MODIFICATION AGREEMENT

                MORTGAGE MODIFICATION AGREEMENT dated this 30th day of June, 2004 between RD METHUEN ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Mortgagor") and FLEET NATIONAL BANK, as Administrative Agent ("Mortgagee").

                              W I T N E S S E T H:

                WHEREAS, Mortgagee is now the lawful owner and holder of the note (collectively, the "Original Note") secured by that certain Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement from Mortgagor to Mortgagee dated as of December 28, 2001 and recorded in the Office of the Essex Registry of Deeds, Essex County, Massachusetts on January 3, 2002 in Book 6589 at page 1 (the "Original Mortgage");

                WHEREAS, the mortgage amount of the Mortgage prior to the effect of this Mortgage Modification Agreement is $23,000,000;

                WHEREAS, Mortgagee, Mortgagor, RD Abington Associates Limited Partnership ("Abington Mortgagor"), RD Branch Associates Limited Partnership ("Branch Mortgagor"), Heathcote Associates, L.P. ("Gateway Mortgagor") and Acadia Town Line, LLC ("Town Line Mortgagor") have entered into that certain Amended and Restated Term Loan Agreement Agreement dated as of the date hereof (the "Amended and Restated Loan Agreement"), which Amended and Restated Loan Agreement consolidates the Original Note with certain other notes and amends, extends and restates the terms thereof in their entirety;

                WHEREAS, the Mortgage is a first priority mortgage encumbering the property described on SCHEDULE A attached hereto and made a part hereof (the "Premises");

                WHEREAS, Mortgagor is the lawful owner of the Premises; and

                WHEREAS, Mortgagee and Mortgagor have agreed to modify the terms of the Mortgage in the manner hereinafter set forth.

                NOW, THEREFORE, in consideration of the premises and the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

                1. As used in the Original Mortgage, the term "Loan Agreement" shall mean the Amended and Restated Loan Agreement, as the same may be modified, amended or supplemented from time to time and the term "Loan Note" shall mean the "Note" as defined in the Amended and Restated Loan Agreement. Capitalized terms used in the Original Mortgage as modified hereby and not otherwise defined shall have the meanings attributed to them in the Amended and Restated Loan Agreement.

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                2.      The definition of the term "Mortgage Amount" in the
Original Mortgage is hereby changed to $45,900,000 such that the principal amount secured by the Original Mortgage as modified hereby is increased to $45,900,000 or so much thereof as is advanced and outstanding pursuant to the terms of the Amended and Restated Loan Agreement.

                3. Mortgagor represents and warrants that there exist no defenses, offsets or counterclaims with respect to its obligations under the Original Mortgage, as modified hereby, or under the Note.

                4. Except as modified hereby the Original Mortgage remains unmodified and in full force and effect.

                5. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

                6. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

                7. The information set forth on the cover hereof is incorporated herein.

                  [Remainder of page intentionally left blank]

                IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto intending same to be effective as a sealed instrument as of the day and year first above written.

                                        RD METHUEN ASSOCIATES LIMITED
                                        PARTNERSHIP, a Massachusetts limited
                                        partnership

                                        By: Acadia Property Holdings, LLC,
                                            its general partner

                                            By: Acadia Realty Limited
                                                Partnership, a Delaware limited
                                                partnership, its sole member

                                                By: Acadia Realty Trust,
                                                    a Maryland real estate
                                                    investment trust, its
Attest:                                             general partner


------------------------------                      By
                                                       -------------------------
Name:                                                  Robert Masters
Title:                                                 Senior Vice President


                                        FLEET NATIONAL BANK, as Administrative
Attest:                                 Agent


------------------------------          By
                                            ------------------------------------
Name:                                       Denise M. Smyth
Title:                                      Vice President

                The undersigned joins in the execution and authorizes the delivery of this Mortgage Modification Agreement for the purpose of confirming and reaffirming its acceptance and agreement to the provisions of paragraph 3.17 of the Original Mortgage.

                                        ACADIA REALTY LIMITED PARTNERSHIP

                                        By: Acadia Realty Trust,
                                            its general partner

                                            By
                                                --------------------------------
                                                Robert Masters
                                                Senior Vice President

STATE OF NEW YORK             )
                              :    ss.:
COUNTY OF NEW YORK            )

                On the 30th day of June in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


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

STATE OF NEW YORK             )
                              :    ss.:
COUNTY OF NEW YORK            )

                On the 30th day of June in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Denise
M. Smyth, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


------------------------------

                                   SCHEDULE A

Parcel One:

Fee Parcel

Two certain parcels of land, together with the buildings and improvements thereon, situated on the Northerly side of Pleasant Valley Street in Methuen, Essex County, Massachusetts, being shown as Lots 6 and 11 on a plan entitled "Plan of Property Owned By Town of Methuen [and] First Hartford Realty Corporation, Pleasant Valley Street, Methuen, Massachusetts", dated August 29, 1975, and drawn by Cullinan Engineering Co., Inc., which plan is recorded with the Essex North District Registry of Deeds as Plan #7289. Said Lots 6 and 11 are together more particularly bounded and described, according to said plan, as follows:

Beginning at the Southwesterly comer thereof, on the Northerly side of said Pleasant Valley Street, being on the Northeasterly sideline of Lot 8, said point being S 37(degree) 18' 50" E 46.98 feet distance from a Stone Bound at the Southeasterly corner of land now or formerly of Vinciguerra;

thence running

N 37(Degree) 18' 50" W        by said Lot 8 (now a portion of said Pleasant
                              Valley Street by virtue of a Taking made by the Essex County Commissioners dated January 23, 1973, and recorded with said Deeds in Book 1211, Page
                              646), 46.98 feet to said Stone Bound at land now or formerly of Vinciguerra; thence turning and running

N 31(Degree) 52' 00" W        by said land now or formerly of Vinciguerra,
                              258.69 feet to a point at the intersection of land which is part of Old Pleasant Valley Street and Lot 7 (now also a part of said Old Pleasant Valley
                              Street by virtue of a deed from First Hartford
                              Realty Corporation to the Inhabitants of the Town of Methuen, dated July 7, 1972, and recorded with said Deeds in Book 1209, Page 226); thence turning and running

SOUTHEASTERLY                 by said Lot 7, on a curve to the right having a
                              radius of 25.00 feet, a distance of 38.96 feet to a point; thence turning and running

EASTERLY and NORTHERLY still by said Lot 7, and by the end of said Old Pleasant Valley Street, on a curve to the left having a radius of 75.00 feet, a distance of 265.93 feet to a point; thence turning and running

N 77(Degree) 54' 15" W        still by the end of said Old Pleasant Valley
                              Street, 64.48 feet to a Mass. Highway Bound on the Southerly side of Route 213; thence turning and running

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N 57(Degree) 21' 27" E        by said Route 213, 233.72 feet to a point; thence
                              turning and running

NORTHEASTERLY                 still by said Route 213, on a curve to the right
                              having a radius of 4900.00 feet, a distance of
                              520.54 feet to a point at Lot 2; thence turning and running

S 29(Degree) 28' 17" E        by said Lot 2, 60.08 feet to a point at Lot 1;
                              thence turning and running

N 69(Degree) 08' 21" E        by said Lot 1, 126.41 feet to a point: thence
                              turning and running

S 43(Degree) 51' 11" E        still by said Lot 1, 242.14 feet to a point;
                              thence turning and running

S 09(Degree) 49' 09" E        still by said Lot 1, 377.11 feet to a point on the
                              Northerly side of said Pleasant Valley Street
                              (formerly Lot 9 prior to the aforesaid Taking by the Essex County Commissioners); thence turning and running

SOUTHWESTERLY                 by said Pleasant Valley Street, on a curve to the
                              left having a radius of 3100.00 feet, a distance of 929.76 feet to the point of beginning.

The respective areas of said Lots 6 and 11 are as follows:

        Lot 6 - 10.393 Acres +/-
        Lot 11 - 1.002 Acres +/-

Parcel Two:

Leasehold Parcel

A certain parcel of land situated on the Northerly side of Pleasant Valley Street in Methuen, Essex County Massachusetts, being a portion of Lots 1 and 2 on a plan entitled "Plan of Property Owned By Town of Methuen [and] First Hartford Realty Corporation, Pleasant Valley Street, Methuen, Massachusetts", dated August 29, 1975, and drawn by Cullinan Engineering Co., Inc., which plan is recorded with the Essex North District Registry of Deeds as Plan #7289. Said Leasehold Parcel is more particularly bounded and described, according to said plan, as follows:

Beginning at the Southwesterly corner thereof, on the Northerly side of said Pleasant Valley Street and at the Southeasterly corner of Lot 6, thence running

N 09(Degree) 49' 09" W        by said Lot 6, 377.11 feet to a point; thence
                              turning and running

N 43(Degree) 51' 11" W        still by said Lot 6, 242.14 feet to a point at
                              Lot 1; thence turning and running

N 73(Degree) 39' 58" E        in part through said Lot 1 and continuing on the
                              same course into said Lot 2, 218.16 feet to a point; thence turning and running

S 61(Degree) 28' 24" E        through said Lot 2, 22.63 feet to a point; thence
                              turning and running

S 16(Degree) 28' 27" E        through said Lot 2 and through said Lot 1, 557.20
                              feet to a point; thence turning and running

S 26(Degree) 59' 53" W        through said Lot 1, 56.70 feet to a point on the
                              Northerly side of said Pleasant Valley Street;
                              thence turning and running

SOUTHWESTERLY                 by said Pleasant Valley Street, on a curve to the
                              left having a radius of 3100.00 feet, a distance of 130.00 feet to the point of beginning.

Said Leasehold Parcel contains, according to said plan, 2.160 Acres+/-.

The Leasehold Estate in the above-described premises was created pursuant to the terms of a Lease between Carlyle Real Estate Limited Partnership-72, as Lessor, and First Hartford Realty Corporation, as Lessee, dated as of June 21, 1974, recorded with said Deeds in Book 1245, Page 523, as amended by instrument dated July 18, 1974, and recorded in said Deeds, in Book 1245, Page 548, the Lessee's interest therein having been assigned to JMB Income Properties, Ltd.-1973 by instrument recorded with said Deeds in Book 1251, Page 688, and further assigned by JMB Income Properties, Ltd.-1973 to Metropolitan Life Insurance Company by a Quitclaim Deed and Assignment and Assumption of Ground Lease dated May 30, 1984, and recorded with said Deeds in Book 1815, Page 97.

Parcel Three:

Easement Parcel

The non-exclusive perpetual easement, rights, privileges of use, ingress and egress and all other purposes created and granted as appurtenant to Parcel One described above, in and by that certain Easement Grant dated June 21, 1974 from Carlyle Real Estate Limited Partnership-72 to First Hartford Realty Corporation recorded with Essex North District Registry of Deeds in Book 1245, page 551.